EXHIBIT 10.32


                  SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") dated as of December 13, 2004 by and among DCI USA, INC., a Delaware corporation (the "Company") and the Buyers listed on Schedule I attached hereto (individually, a "Buyer" or collectively "Buyers").


                           WITNESSETH:

     WHEREAS, the Company and the Buyer(s) are executing and delivering this Agreement in reliance upon an exemption from securities registration pursuant to Section 4(2) and/or Rule 506 of Regulation D ("Regulation D") as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Buyer(s), as provided herein, and the Buyer(s) shall purchase Five Hundred Thousand Dollars ($500,000) (the "Purchase Price") of secured convertible debentures (the "Convertible Debentures"), which shall be convertible into shares of the Company's common stock, par value $0.001 (the "Common Stock") (as converted, the "Conversion Shares"), which shall be funded in two tranches. The first tranche for a total purchase price of two hundred and fifty thousand dollars ($250,000) shall be funded within five (5) business days hereof (the "First Closing"). The second tranche for a total purchase price of two hundred and fifty thousand dollars ($250,000) shall be funded within five (5) business days after the filing of the Registration Statement, pursuant to the Investor Registration Rights Agreement of even date herewith, with the SEC covering the registration of the Common Stocks underlying this agreement (the "Second Closing"). The Purchase Price is in the respective amounts set forth opposite each Buyer(s) name on Schedule I (the "Subscription Amount"); and

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement (the "Investor Registration Rights Agreement") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated there under, and applicable state securities laws; and

     WHEREAS, the aggregate proceeds of the sale of the Convertible Debentures contemplated hereby shall be held in escrow pursuant to the terms of an Escrow Agreement (the "Escrow Agreement") of even date herewith, and shall be funded by the Escrow Agent to the Company within the time frames set forth herein upon satisfaction of all applicable conditions.

     WHEREAS,  contemporaneously with the execution and  delivery
of   this  Agreement,  the  parties  hereto  are  executing   and
delivering   Irrevocable   Transfer   Agent   Instructions   (the
"Irrevocable Transfer Agent Instructions").

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Security Agreement (the "Security Agreement") pursuant to which the Company has agreed to provide the Buyer a security interest in Pledged Collateral (as this term is defined in the Security Agreement) to secure Company's obligations under this Agreement, the Convertible Debenture, the Investor Registration Rights Agreement, the Irrevocable Transfer Agent Instructions, or any other obligations of the Company to the Investor.

     NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Buyer(s) hereby agree as follows:


	1. 	PURCHASE AND SALE OF CONVERTIBLE DEBENTURES.

		(a)    Purchase   of   Convertible  Debentures.    Subject   to
the  satisfaction (or waiver) of the terms and conditions of this
Agreement,  each  Buyer agrees, severally  and  not  jointly,  to purchase at the Closing and the Company agrees to sell and  issue to  each  Buyer,  severally  and not  jointly,  at  the  Closing,
Convertible   Debentures  in  amounts  corresponding   with   the
Subscription  Amount  set forth opposite  each  Buyer's  name  on
Schedule I hereto. Upon execution hereof by a Buyer, the Buyer shall wire transfer the Subscription Amount set forth opposite his name on Schedule I in same-day funds or a check payable to "David Gonzalez, as Escrow Agent for DCI USA, Inc./Cornell
Capital Partners, LP", which Subscription Amount shall be held in escrow pursuant to the terms of the Escrow Agreement (as hereinafter defined) and disbursed in accordance therewith.

		(b)   Closing  Date.   The  First  Closing  of   the   purchase
and  sale  of the Convertible Debentures shall take place  on  or before  the  fifth (5th) business day following the date  hereof, subject  to  notification by the Company of satisfaction  of  the conditions to the Closing set forth herein and in Sections 6  and
7  below  (or such later date as is agreed to by the Company  and the Buyer(s)) (the "First Closing Date").  The Second Closing  of
the  purchase and sale of the Convertible Debentures  shall  take place  on  or  before the fifth (5th) business day following  the filing  of  the Registration Statement with the SEC,  subject  to notification of satisfaction of the conditions to the Closing set forth herein and in Sections 6 and 7 below (or such later date as is  agreed  to  by  the  Company and the Buyer(s))  (the  "Second
Closing  Date").   The  Closing shall  occur  on  the  respective
Closing  Date at the offices of the Buyer, 101 Hudson St.,  Suite
3700, Jersey City, NJ 07302 (or such other place as is agreed to by the Company and the Buyer(s)).

		(c)  Escrow  Arrangements;  Form  of  Payment.     Subject   to
the  satisfaction of the terms and conditions of this  Agreement, on  the First Closing Date, (i) the Escrow Agent shall deliver to the  Company in accordance with the terms of the Escrow Agreement such  aggregate  proceeds for the Convertible  Debentures  to  be issued  and  sold  to such Buyer(s), minus a structuring  fee  of
$10,000 to the Buyer pursuant to Section 4(g) hereof, which shall be  paid directly from the gross proceeds of the Closing held  in escrow, the 12% discount pursuant to Section 4(g) hereof and  the structuring  fee  of $15,000 referenced in Section  12.4  of  the
Standby  Equity  Distribution Agreement  of  even  date  herewith directly  from the gross proceeds of the Closing held in  escrow,
each   by  wire  transfer  of  immediately  available  funds   in
accordance  with  the  Company's written wire  instructions,  and
(ii)  the  Company  shall  deliver  to  each  Buyer,  Convertible
Debentures which such Buyer(s) is purchasing in amounts indicated opposite such Buyer's name on Schedule I, duly executed on behalf of the Company. Subject to the satisfaction of the terms and conditions of this Agreement, on the Second Closing Date, (i) the Escrow Agent shall deliver to the Company in accordance with the terms of the Escrow Agreement such aggregate proceeds for the Convertible Debentures to be issued and sold to such Buyer(s), minus the 12% discount pursuant to Section 4(g) hereof directly from the gross proceeds of the Closing held in escrow, each by wire transfer of immediately available funds in accordance with the Company's written wire instructions, and (ii) the Company shall deliver to each Buyer, Convertible Debentures which such Buyer(s) is purchasing in amounts indicated opposite such Buyer's name on Schedule I, duly executed on behalf of the Company.

	2. 	BUYER'S REPRESENTATIONS AND WARRANTIES.

     Each Buyer represents and warrants, severally and not jointly, that:

     		(a)   Investment   Purpose.   Each  Buyer   is   acquiring
the  Convertible Debentures and, upon conversion  of  Convertible
Debentures, the Buyer will acquire the Conversion Shares then issuable, for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer reserves the right to dispose of the Conversion Shares at any time in accordance with or pursuant to an effective registration statement covering such Conversion Shares or an available exemption under the 1933 Act.

     		(b)  Accredited  Investor   Status.   Each  Buyer  is   an
SAccredited Investor" as that term is defined in Rule 501(a)(3) of Regulation D.

     		(c)     Reliance     on    Exemptions.      Each     Buyer
understands that the Convertible Debentures are being offered and
sold   to  it  in  reliance  on  specific  exemptions  from   the
registration  requirements of United  States  federal  and  state securities laws and that the Company is relying in part upon  the truth  and  accuracy  of, and such Buyer's compliance  with,  the
representations,  warranties,  agreements,  acknowledgments   and
understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire such securities.

     	(d)  Information.   Each Buyer and its  advisors  (and  his
or, its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company
and   information  he  deemed  material  to  making  an  informed investment decision regarding his purchase of the Convertible Debentures and the Conversion Shares, which have been requested by such Buyer. Each Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its
management.   Neither such inquiries nor any other due  diligence
investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. Each Buyer understands that its investment in the Convertible Debentures and the Conversion Shares involves a high degree of risk. Each Buyer is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables such Buyer to obtain information from the Company in
order to evaluate the merits and risks of this investment.   Each
Buyer has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to its acquisition of the Convertible Debentures and the Conversion Shares.


		(e)   No   Governmental   Review.    Each   Buyer   understands
that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Convertible Debentures or the Conversion Shares, or the fairness or suitability of the investment in the Convertible Debentures or the Conversion
Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Convertible Debentures or the Conversion Shares.

		(f)   Transfer   or  Resale.   Each  Buyer   understands   that
except as provided in the Investor Registration Rights Agreement:
(i) the Convertible Debentures and the Conversion Shares have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold,  assigned or  transferred unless (A) subsequently registered thereunder, or
(B) such Buyer shall have delivered to the Company an opinion  of counsel, in a generally acceptable form, to the effect that  such securities  to  be  sold, assigned or transferred  may  be  sold, assigned  or  transferred  pursuant to  an  exemption  from  such registration requirements; (ii) any sale of such securities  made in  reliance on Rule 144 under the 1933 Act (or a successor  rule thereto)  ("Rule  144") may be made only in accordance  with  the terms of Rule 144 and further, if Rule 144 is not applicable, any resale  of  such  securities  under circumstances  in  which  the seller  (or  the  person through whom the sale is  made)  may  be deemed to be an underwriter (as that term is defined in the  1933
Act)  may require compliance with some other exemption under  the
1933 Act or the rules and regulations of the SEC thereunder;  and
(iii)  neither  the  Company nor any other person  is  under  any obligation to register such securities under the 1933 Act or  any state  securities laws or to comply with the terms and conditions of  any exemption thereunder.  The Company reserves the right  to
place   stop   transfer  instructions  against  the  shares   and
certificates for the Conversion Shares.

		(g)    Legends.     Each    Buyer    understands    that    the
certificates  or  other instruments representing the  Convertible
Debentures  and or the Conversion Shares shall bear a restrictive legend  in substantially the following form (and a stop  transfer order may be placed against transfer of such stock certificates):
          THE    SECURITIES   REPRESENTED    BY    THIS
          CERTIFICATE  HAVE  NOT BEEN REGISTERED  UNDER
          THE  SECURITIES ACT OF 1933, AS  AMENDED,  OR
          APPLICABLE   STATE  SECURITIES   LAWS.    THE
          SECURITIES  HAVE  BEEN  ACQUIRED  SOLELY  FOR
          INVESTMENT  PURPOSES  AND  NOT  WITH  A  VIEW
          TOWARD  RESALE  AND MAY NOT  BE  OFFERED  FOR
          SALE,  SOLD, TRANSFERRED OR ASSIGNED  IN  THE
          ABSENCE    OF   AN   EFFECTIVE   REGISTRATION
          STATEMENT   FOR  THE  SECURITIES  UNDER   THE
          SECURITIES  ACT  OF  1933,  AS  AMENDED,   OR
          APPLICABLE  STATE  SECURITIES  LAWS,  OR   AN
          OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE
          FORM, THAT REGISTRATION IS NOT REQUIRED UNDER
          SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

The legend set forth above shall be removed and the Company within two (2) business days shall issue a certificate without such legend to the holder of the Conversion Shares upon which it is stamped, if, unless otherwise required by state securities laws, (i) in connection with a sale transaction, provided the Conversion Shares are registered under the 1933 Act, or (ii) in connection with a sale transaction, after such holder provides the Company with an opinion of counsel, which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale, assignment or transfer of the Conversion Shares may be made without registration under the 1933 Act.


		(h)    Authorization,   Enforcement.    This   Agreement    has
been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

		(i)   Receipt  of  Documents.   Each  Buyer  and  his  or   its
counsel  has  received  and  read in their  entirety:   (i)  this
Agreement and each representation, warranty and covenant set forth herein, the Security Agreement, the Investor Registration
Rights Agreement, the Escrow Agreement, and the Irrevocable transfer Agent Instructions; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants; (iii) answers to all questions each Buyer submitted to the Company regarding an investment in the Company; and each Buyer has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

		(j)   Due   Formation  of  Corporate  and  Other  Buyers.    If
the Buyer(s) is a corporation, trust, partnership or other entity that is not an individual person, it has been formed and validly exists and has not been organized for the specific purpose of purchasing the Convertible Debentures and is not prohibited from doing so.

		(k)   No   Legal   Advice  From  the   Company.    Each   Buyer
acknowledges that it had the opportunity to review this Agreement and  the transactions contemplated by this Agreement with his  or
its  own  legal  counsel and investment and tax  advisors.   Each
Buyer is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

	  	(l)  No  General  Solicitation.   Neither  the  Company,  nor
any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the shares of Common Stock offered hereby.




	3. 	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
     The Company represents and warrants to each of the Buyers that, except as set forth in the Disclosure Schedule attached as Exhibit "A" hereto:


		(a)   Organization   and  Qualification.    The   Company   and
its subsidiaries are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

		(b)   Authorization,   Enforcement,   Compliance   with   Other
Instruments.   (i) The Company has the requisite corporate  power
and  authority  to  enter into and perform  this  Agreement,  the
Security  Agreement, the Investor Registration Rights  Agreement,
the    Escrow   Agreement,   the   Irrevocable   Transfer   Agent
Instructions,  and  any  related agreements,  and  to  issue  the
Convertible  Debentures and the Conversion Shares  in  accordance with  the  terms  hereof  and thereof,  (ii)  the  execution  and delivery  of this Agreement, the Security Agreement, the Investor
Registration   Rights  Agreement,  the  Escrow   Agreement,   the
Irrevocable  Transfer Agent Instructions (as defined herein)  and any related agreements by the Company and the consummation by  it of  the  transactions contemplated hereby and thereby, including, without  limitation,  the issuance of the Convertible  Debentures the  Conversion Shares  and the reservation for issuance and  the issuance  of  the Conversion Shares issuable upon  conversion  or exercise  thereof,  have been duly authorized  by  the  Company's
Board  of  Directors and no further consent or  authorization  is
required  by  the  Company,  its  Board  of  Directors   or   its
stockholders,  (iii) this Agreement, the Security Agreement,  the
Investor Registration Rights Agreement, the Escrow Agreement, the
Irrevocable   Transfer  Agent  Instructions   and   any   related
agreements have been duly executed and delivered by the  Company,
(iv)   this  Agreement,  the  Security  Agreement,  the  Investor
Registration   Rights  Agreement,  the  Escrow   Agreement,   the
Irrevocable   Transfer  Agent  Instructions   and   any   related
agreements  constitute the valid and binding obligations  of  the
Company enforceable against the Company in accordance with  their terms,  except as such enforceability may be limited  by  general
principles   of  equity  or  applicable  bankruptcy,  insolvency,
reorganization, moratorium, liquidation or similar laws  relating to,  or affecting generally, the enforcement of creditors' rights
and  remedies.   The authorized officer of the Company  executing
this Agreement, the Security Agreement, the Investor Registration
Rights  Agreement, the Escrow Agreement, the Irrevocable Transfer
Agent Instructions and any related agreements knows of no reason why the Company cannot file the registration statement as required under the Investor Registration Rights Agreement or perform any of the Company's other obligations under such documents.

		(c)    Capitalization.    As   of   the   date   hereof,    the
authorized  capital stock of the Company consists of  101,000,000 shares  of  stock, of which 100,000,000 shares are designated  as
Common  Stock,  of  which 35,000,000 shares are outstanding,  and
1,000,000  shares, which are designated as preferred  shares,  of which 200,000 are designated as Series A Preferred.  All of  such outstanding  shares have been validly issued and are  fully  paid
and   nonassessable.   Except  as  disclosed  in  the  Disclosure
Schedule,  no  shares of Common Stock are subject  to  preemptive rights  or  any other similar rights or any liens or encumbrances suffered or permitted by the Company.  Except as disclosed in the
Disclosure Schedule, as of the date of this Agreement, (i)  there are  no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or  securities or rights convertible into, any shares of  capital stock  of  the Company or any of its subsidiaries, or  contracts, commitments, understandings or arrangements by which the  Company or  any  of  its  subsidiaries is or may become  bound  to  issue additional shares of capital stock of the Company or any  of  its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to,  or securities  or  rights convertible into, any  shares  of  capital stock  of the Company or any of its subsidiaries, (ii) there  are no  outstanding debt securities and (iii) there are no agreements
or   arrangements  under  which  the  Company  or  any   of   its
subsidiaries  is obligated to register the sale of any  of  their
securities   under  the  1933  Act  (except   pursuant   to   the
Registration Rights Agreement) and (iv) there are no  outstanding registration  statements  and there are  no  outstanding  comment letters  from the SEC or any other regulatory agency.  There  are no  securities or instruments containing anti-dilution or similar provisions  that  will  be  triggered  by  the  issuance  of  the
Convertible  Debentures  as described  in  this  Agreement.   The
Company has furnished to the Buyer true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as in effect on the date hereof (the
"By-laws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto other than stock options issued to employees and consultants.

		(d)   Issuance   of   Securities.     The   Conversion   Shares
issuable upon conversion of the Convertible Debentures have  been duly  authorized and reserved for issuance.  Upon  conversion  or exercise  in  accordance  with  the  Convertible  Debentures  the
Conversion   Shares  will  be  duly  issued,   fully   paid   and
nonassessable.

		(e)    No    Conflicts.    Except   as   disclosed    in    the
Disclosure  Schedule, the execution, delivery and performance  of
this   Agreement,   the   Security   Agreement,   the   Investors
Registration  Rights  Agreement, the  Escrow  Agreement  and  the
Irrevocable  Transfer Agent Instructions by the Company  and  the
consummation  by  the  Company of the  transactions  contemplated hereby  will not (i) result in a violation of the Certificate  of
Incorporation, any certificate of designations of any outstanding series  of preferred stock of the Company or the By-laws or  (ii)
conflict  with  or constitute a default (or an event  which  with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or  cancellation  of, any agreement, indenture or  instrument  to which  the  Company or any of its subsidiaries  is  a  party,  or result  in  a  violation  of  any law, rule,  regulation,  order, judgment  or decree (including federal and state securities  laws and  regulations  and the rules and regulations of  The  National
Association  of Securities Dealers Inc.'s OTC Bulletin  Board  on
which  the  Common Stock is quoted) applicable to the Company  or any  of its subsidiaries or by which any property or asset of the
Company or any of its subsidiaries is bound or affected.   Except
as  disclosed in the Disclosure Schedule, neither the Company nor its  subsidiaries is in violation of any term of  or  in  default under  its  Certificate  of Incorporation  or  By-laws  or  their organizational charter or by-laws, respectively, or any  material
contract,    agreement,   mortgage,   indebtedness,    indenture,
instrument,  judgment, decree or order or any  statute,  rule  or
regulation  applicable to the Company or its  subsidiaries.   The
business  of  the  Company  and its  subsidiaries  is  not  being conducted,  and  shall  not  be conducted  in  violation  of  any material  law,  ordinance,  or  regulation  of  any  governmental
entity.   Except  as specifically contemplated by this  Agreement
and  as  required  under the 1933 Act and  any  applicable  state securities  laws,  the  Company is not  required  to  obtain  any consent,  authorization  or  order of,  or  make  any  filing  or registration with, any court or governmental agency in order  for it to execute, deliver or perform any of its obligations under or
contemplated  by  this  Agreement  or  the  Registration   Rights
Agreement in accordance with the terms hereof or thereof.  Except
as   disclosed   in  the  Disclosure  Schedule,   all   consents,
authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.
The Company and its subsidiaries are unaware of any facts or circumstance, which might give rise to any of the foregoing.

		(f)    Financial   Statements.    As   of   their    respective
dates,  the  financial statements of the Company (the  "Financial
Statements") for the two most recently completed fiscal years and any subsequent interim period complied as to form in all material
respects   with  applicable  accounting  requirements   and   the
published rules and regulations of the SEC with respect  thereto.
Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such Financial Statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyer, including, without limitation, information referred to in this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

		(g)  Absence  of  Litigation.   Except  as  disclosed  in   the
Disclosure  Schedule,  there  is  no  action,  suit,  proceeding, inquiry  or  investigation before or by any court, public  board, government  agency, self-regulatory organization or body  pending against or affecting the Company, the Common Stock or any of  the
Company's  subsidiaries, wherein an unfavorable decision,  ruling or  finding  would  (i)  have a material adverse  effect  on  the
transactions  contemplated  hereby  (ii)  adversely  affect   the
validity or enforceability of, or the authority or ability of the
Company to perform its obligations under, this Agreement  or  any
of   the  documents  contemplated  herein,  or  (iii)  except  as expressly disclosed in the Disclosure Schedule, have a material adverse effect on the business, operations, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole.

		(h)   Acknowledgment   Regarding  Buyer's   Purchase   of   the
Convertible Debentures.  The Company acknowledges and agrees that the  Buyer(s) is acting solely in the capacity of an arm's length purchaser  with  respect to this Agreement and  the  transactions contemplated hereby.  The Company further acknowledges  that  the
Buyer(s) is not acting as a financial advisor or fiduciary of the
Company  (or  in  any  similar capacity)  with  respect  to  this
Agreement and the transactions contemplated hereby and any advice given  by the Buyer(s) or any of their respective representatives or  agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Buyer's purchase
of  the  Convertible  Debentures or the Conversion  Shares.   The
Company  further  represents  to the  Buyer  that  the  Company's decision  to enter into this Agreement has been based  solely  on
the    independent   evaluation   by   the   Company   and    its
representatives.

		(i)   No  General  Solicitation.   Neither  the  Company,   nor
any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Convertible
Debentures or the Conversion Shares.

		(j)   No   Integrated  Offering.   Neither  the  Company,   nor
any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Convertible
Debentures or the Conversion Shares under the 1933 Act or cause this offering of the Convertible Debentures or the Conversion
Shares to be integrated with prior offerings by the Company for purposes of the 1933 Act.

		(k)  Employee  Relations.   Neither  the  Company  nor  any  of
its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

		(l)   Intellectual  Property  Rights.   The  Company  and   its
subsidiaries  own or possess adequate rights or licenses  to  use
all   trademarks,  trade  names,  service  marks,  service   mark
registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

		(m)    Environmental    Laws.     The    Company    and     its
subsidiaries  are (i) in compliance with any and  all  applicable foreign,  federal, state and local laws and regulations  relating to  the protection of human health and safety, the environment or
hazardous   or   toxic  substances  or  wastes,   pollutants   or
contaminants  ("Environmental  Laws"),  (ii)  have  received  all permits,  licenses  or  other approvals required  of  them  under
applicable   Environmental  Laws  to  conduct  their   respective
businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

		(n)  Title.   Any  real  property  and  facilities  held  under
lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

		(o)    Insurance.     The   Company    and    each    of    its
subsidiaries  are  insured by insurers  of  recognized  financial responsibility against such losses and risks and in such  amounts as management of the Company believes to be prudent and customary in  the businesses in which the Company and its subsidiaries  are
engaged.   Neither the Company nor any such subsidiary  has  been
refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

		(p)    Regulatory    Permits.     The    Company    and     its
subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

		(q)  Internal  Accounting  Controls.   The  Company  and   each
of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, and (iii) the recorded amounts for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

		(r)   No  Material  Adverse  Breaches,  etc.   Except  as   set
forth in the Disclosure Schedule, neither the Company nor any  of its  subsidiaries is subject to any charter, corporate  or  other legal  restriction,  or  any judgment,  decree,  order,  rule  or regulation which in the judgment of the Company's officers has or is  expected in the future to have a material adverse  effect  on
the   business,  properties,  operations,  financial   condition,
results  of  operations  or  prospects  of  the  Company  or  its
subsidiaries.   Except  as set forth in the Disclosure  Schedule,
neither  the Company nor any of its subsidiaries is in breach  of any  contract or agreement which breach, in the judgment  of  the
Company's officers, has or is expected to have a material adverse
effect   on   the  business,  properties,  operations,  financial
condition, results of operations or prospects of the Company or its subsidiaries.

		(s)  Tax  Status.   Except  as  set  forth  in  the  Disclosure
Schedule, the Company and each of its subsidiaries has made and filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

		(t)   Certain  Transactions.   Except  as  set  forth  in   the
Disclosure Schedule, and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed in the Disclosure Schedule, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

		(u)  Fees  and  Rights  of  First  Refusal.   The  Company   is
not  obligated  to offer the securities offered  hereunder  on  a right  of  first refusal basis or otherwise to any third  parties including, but not limited to, current or former shareholders  of
the   Company,  underwriters,  brokers,  agents  or  other  third parties.  During the Commitment Period, (as such term is  defined in  the Standby Equity Distribution Agreement of even date hereof between  the Company and the Buyer) the Company hereby grants  to
Buyer  the  right of first refusal (the "Right of First Refusal")
to  purchase  New  Securities (as defined in the next  paragraph)
that  the  Company  may, from time to time and  in  one  or  more transactions, propose to sell and issue. In connection with  such right,  the Company covenants and agrees to give Investor written notice  (an "Offering Notice") specifying, in detail,  the  terms and  conditions of any bona fide proposed sale of New  Securities and the names and addresses of such persons and entities prepared to purchase such New Securities, and any representatives, brokers or  dealers proposing to effectuate such sale, together with  all compensation terms. The Buyer shall have the right, for a  period expiring  at  11:59 PM (Eastern Time) on the twenty first  (21st)
business  day  after  the  giving of  the  Offering  Notice  (the
"Exercise Period"), to purchase  the New Securities for the price and on the general terms and conditions specified in the Offering
Notice.   The  Buyer's failure to exercise such right  shall  not
result  in the cancellation of Buyer's right of first refusal  on any  other  proposed  financing by the  Company  thereafter.  The
Company  and  the  Buyer agree to negotiate  in  good  faith  and finalize  the documentation with respect to the purchase  of  New
Securities within such time period.
The  term  "New  Securities" as used in the  preceding  paragraph shall  mean  any offering and issuance by the Company  of  Common
Stock   or  securities  convertible  into,  and/or  other  rights
exercisable for the issuance of, Common Stock to or with any third party without consideration or for a consideration per share less than the Bid Price on the date of issuance of the New
Securities with the exception of New Securities issued in conjunction with the closing of a contract, sub-contract, teaming arrangement, joint venture or strategic partnership but only to the extent that such New Securities do not exceed 10% of the Company's outstanding Common Stock on the date of issuance.
Except as may otherwise be permitted pursuant to the forgoing, during the Commitment Period, the Company shall not issue or sell any warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire
Common Stock without consideration or for a consideration per share less than the Bid Price on the date of issuance.
Notwithstanding anything contained herein to the contrary, Buyer agrees that the Company has the right to (i) file a Form S-8 for a stock option plan with respect to 3,750,000 shares of common stock; the issuance of shares thereunder shall require the stockholder to execute a lock-up restricting such holder's shares to no more than 25% of such shares within each 4 month period, and (ii) issue restricted shares of common stock pursuant to rule
144  as  follows: David Yerushalmi - 850,000 shares;  Adam  Ofek-
360,000  shares; Sam Klepfish-360,000 shares and DCI  Management,
LLC-1,500,000 shares.

		(v) The Company has not received any comments from the SEC relating to any reports filed with the SEC by the Company, including any Form 10-QSBs, 10-KSBs, 8-Ks or any other reports.

		(w)   The   Company  has  sufficient  means  to  continue   its
operations for at least 6 months (after taking into consideration the proceeds received hereunder).

		(x)   SEC  Documents;  Financial  Statements.   Since   January
1,  2003,  the  Company has filed all reports, schedules,  forms, statements  and other documents required to be filed by  it  with the  SEC  under  of  the  Exchange Act  (collectively,  the  "SEC
Documents").   The Company has delivered to the Investor  or  its
representatives, or made available through the SEC's  website  at
http://www.sec.gov,  true  and  complete  copies   of   the   SEC
Documents.    As   of  their  respective  dates,  the   financial
statements  of  the Company disclosed in the SEC  Documents  (the
"Financial  Statements")  complied as to  form  in  all  material
respects   with  applicable  accounting  requirements   and   the
published rules and regulations of the SEC with respect  thereto.
Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Investor which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

		(y)  10b-5.   The  SEC  Documents do  not  include  any  untrue
statements of material fact, nor do they omit to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

		(z) The Company acknowledges that the Buyer is relying on the representations and warranties made by the Company hereunder  and  that such representations and  warranties  are  a material  inducement  to  the  Buyer purchasing  the  Convertible
Debentures.   The Company further acknowledges that without  such
representations and warranties of the Company made hereunder, the Buyer would not enter into this Agreement.

		(aa)   The   Company   represents  to  the   Buyer   that   the
exercise  of  the  option (the "Option", terms  are  detailed  in
Exhibit B) to convert the outstanding debenture (the "Debenture")
given  by  231  Norman Avenue LLC to Direct Capital  Investments,
Ltd,  a company incorporated in the State of Israel, into  a  35%
membership  ("the  Membership Interest")  in  231  Norman  Avenue
Property Development LLC, which own 100% of the real estate property located at 231 Norman Avenue (the "Building"), Brooklyn,
NY, will not violate any provision of, or be prohibited by, any loan agreement related to the Building, other than the current mortgage loan due to Intervest National Bank. The Membership
Interest may be subject to dilution by the sale of membership interests for a price equal to the fair market value of such interests in an arms length transaction to a new bona fide member or members, but in no event shall such dilution reduce the capital account of the Membership Interest

	4. 	COVENANTS.

		(a)   Best   Efforts.    Each  party   shall   use   its   best
efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

		(b)  Form  D.   The  Company agrees  to  file  a  Form  D  with
respect  to the Conversion Shares as required under Regulation  D and  to provide a copy thereof to each Buyer promptly after  such
filing.   The Company shall, on or before the Closing Date,  take
such  action  as  the  Company  shall  reasonably  determine   is
necessary  to  qualify  the  Conversion  Shares,  or  obtain   an
exemption for the Conversion Shares for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.

		(c)   Reporting   Status.   Commencing  on  the   effectiveness
of the registration statement filed with the SEC pursuant to the Investor Registration Rights Agreement and until the earlier of
(i) the date as of which the Buyer(s) may sell all of the Conversion Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or
(ii) the date on which (A) the Buyer(s) shall have sold all the Conversion Shares and (B) none of the Convertible Debentures are outstanding (the "Registration Period"), the Company shall file in a timely manner all reports required to be filed with the SEC pursuant to the 1934 Act and the regulations of the SEC thereunder, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

		(d)  Use  of  Proceeds.   The Company  will  use  the  proceeds
from the sale of the Convertible Debentures for general corporate and working capital purposes.

		(e)  Reservation  of  Shares.   The  Company  shall  take   all
action reasonably necessary to at all times have authorized,  and reserved  for the purpose of issuance, such number of  shares  of
Common Stock as shall be necessary to effect the issuance of  the
Conversion  Shares.   If at any time the Company  does  not  have
available such shares of Common Stock as shall from time to  time be  sufficient to effect the conversion of all of the  Conversion
Shares  of  the Company shall call and hold a special meeting  of the  shareholders within thirty (30) days of such occurrence, for the  sole  purpose of increasing the number of shares authorized.
The  Company's management shall recommend to the shareholders  to vote  in favor of increasing the number of shares of Common Stock
authorized.   Management shall also vote all  of  its  shares  in
favor  of  increasing the number of authorized shares  of  Common
Stock.

		(f)   Listings  or  Quotation.   The  Company  shall   maintain
the  listing or quotation of the Common Stock for so long as  the
Investor  is  the  beneficial  owner  of  any  Common  Stock   or
Conversion Shares (whether obtained or to be obtained under  this
Agreement),  the  Convertible Debentures or any  other  agreement between  the  Company and the Buyer.  The Company shall  maintain
the Common Stock's authorization for quotation on the OTCBB.   It
shall be an event of default hereunder if the Company fails to strictly comply with its obligations under this Section 4(f).

		(g)  Fees  and  Expenses.   Except as  set  forth  below,  each
of  the Company and the Buyer(s) shall pay all costs and expenses incurred  by  such  party  in connection  with  the  negotiation,
investigation,  preparation,  execution  and  delivery  of   this
Agreement, the Escrow Agreement, the Investor Registration Rights
Agreement,  the  Security Agreement and the Irrevocable  Transfer
Agent  Instructions.   The  Buyer(s)  shall  be  entitled  to   a
commitment fee of twelve percent (12%) on the Purchase Price.
     The  Company  shall  pay to the Buyer a structuring  fee  of
$10,000   (the  "Structuring  Fee")  in  connection   with   this
transaction,  which  shall be paid on the Closing  Date  directly
from  the  gross proceeds payable to the Company hereunder.   The
structuring fee shall be deemed fully earned on the date hereof.

     The Company shall be solely responsible for the contents of any such registration statement, prospectus or other filing made with the SEC or otherwise used in the offering of the Company's securities (except as such disclosure relates solely to the Buyer(s) and then only to the extent that such disclosure conforms with information furnished in writing by the Investor to the Company), even if the Buyer or its agents as an accommodation to the Company participate or assist in the preparation of such registration statement, prospectus or other SEC filing. The Company shall retain its own legal counsel to review, edit, confirm and do all things such counsel deems necessary or desirable to such registration statement, prospectus or other SEC filing to ensure that it does not contain an untrue statement or alleged untrue statement of material fact or omit or alleged to omit a material fact necessary to make the statements made therein, in light of the circumstances under which the statements were made, not misleading.

     	(h)   Corporate  Existence.   So  long  as   any   of   the
Convertible Debentures remain outstanding, the Company shall not directly or indirectly consummate any merger, reorganization, restructuring, reverse stock split consolidation, sale of all or
substantially  all  of  the  Company's  assets  or  any   similar
transaction or related transactions (each such transaction, an "Organizational Change") unless, prior to the consummation an Organizational Change, the Company obtains the written consent of each Buyer. In any such case, the Company will make appropriate provision with respect to such holders' rights and interests to insure that the provisions of this Section 4(h) will thereafter be applicable to the Convertible Debentures.

     	(i)   Transactions  With  Affiliates.   So  long   as   any
Convertible Debentures are outstanding, the Company shall not, and shall cause each of its subsidiaries not to, enter into, amend, modify or supplement, or permit any subsidiary to enter into, amend, modify or supplement any agreement, transaction, commitment, or arrangement with any of its or any subsidiary's officers, directors, person who were officers or directors at any
time  during  the  previous  two  (2)  years,  stockholders   who
beneficially own five percent (5%) or more of the Common Stock, or Affiliates (as defined below) or with any individual related by blood, marriage, or adoption to any such individual or with any entity in which any such entity or individual owns a five percent (5%) or more beneficial interest (each a "Related Party"), except for (a) customary employment arrangements and benefit programs on reasonable terms, (b) any investment in an
Affiliate  of  the  Company,   (c)  any  agreement,  transaction,
commitment, or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, or (d) any agreement transaction, commitment, or arrangement which is approved by a majority of the disinterested directors of the Company, for purposes hereof, any director who is also an officer of the Company or any subsidiary of the Company shall not be a disinterested director with respect to any such agreement,
transaction,   commitment,  or  arrangement.    "Affiliate"   for
purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a ten percent (10%) or more equity interest in that person or entity, (ii) has ten percent (10%) or more common ownership with that person or entity, (iii) controls that person or entity, or
(iv) shares common control with that person or entity. "Control" or "controls" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity. Notwithstanding anything to the contrary above, the Company may increase its legal or beneficial interest in the Building.


		(j)   Transfer  Agent.   The  Company  covenants   and   agrees
that, in the event that the Company's agency relationship with the transfer agent should be terminated for any reason prior to a date which is two (2) years after the Closing Date, the Company shall immediately appoint a new transfer agent and shall require that the new transfer agent execute and agree to be bound by the terms of the Irrevocable Transfer Agent Instructions (as defined herein).

		(k)   Restriction  on  Issuance  of  the  Capital   Stock.   So
long as any Convertible Debentures are outstanding, the Company shall not, without first complying with the provisions of Section
3(u) of this Agreement, and the prior written consent of the Buyer(s), issue or sell shares of Common Stock or Preferred Stock
(i) without consideration or for a consideration per share less than the Bid Price of the Common Stock determined immediately prior to its issuance, (ii) any warrant, option, right, contract, call, or other security instrument granting the holder thereof, the right to acquire Common Stock without consideration or for a consideration less than such Common Stock's Bid Price value determined immediately prior to it's issuance, (iii) enter into any security instrument granting the holder a security interest in any and all assets of the Company, or (iv) file any registration statement until at least twelve12 months after the Registration Statement is declared effective. Moreover, after the one year anniversary hereof, upon a minimum of ten (10) days' prior written notice, the Company may at its discretion grant
Common Stock, warrants or options to its employees, officers, directors, agents and representatives, in an amount not to exceed
10% of the Company's outstanding Common Stock. In concurrence with Schedule 2.6 of the Standby Equity Distribution Agreement of even date hereof, the Company's directors, officers and employees can sell securities only in compliance with the limitation of Rule 144 promulgated by the SEC.
Notwithstanding anything contained herein to the contrary, Buyer agrees that the Company has the right to (i) file a Form S-8 for a stock option plan with respect to 3,750,000 shares of common stock; the issuance of shares thereunder shall require the stockholder to execute a lock-up restricting such holder's shares to no more than 25% of such shares within each 4 month period, and (ii) issue restricted shares of common stock pursuant to rule
144  as  follows: David Yerushalmi - 850,000 shares;  Adam  Ofek-
360,000  shares; Sam Klepfish-360,000 shares and DCI  Management,
LLC-1,500,000 shares.

	5. 	TRANSFER AGENT INSTRUCTIONS.

     The Company shall issue the Irrevocable Transfer Agent Instructions to its transfer agent irrevocably appointing David Gonzalez as its agent for purpose of having certificates issued, registered in the name of the Buyer(s) or its respective nominee(s), for the Conversion Shares representing such amounts of Convertible Debentures as specified from time to time by the Buyer(s) to the Company upon conversion of the Convertible
Debentures, for interest owed pursuant to the Convertible Debenture, and for any and all Liquidated Damages (as this term is defined in the Investor Registration Rights Agreement). David Gonzalez shall be paid a cash fee of Fifty Dollars ($50) for every occasion they act pursuant to the Irrevocable Transfer
Agent Instructions. The Company shall not change its transfer agent without the express written consent of the Buyer(s), which may be withheld by the Buyer(s) in its sole discretion. Prior to registration of the Conversion Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in
Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(g) hereof (in the case of the Conversion Shares prior to registration of such shares under the 1933 Act) will be given by the Company to its transfer agent and that the Conversion Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Investor Registration Rights Agreement. Nothing in this Section 5 shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of Conversion Shares. If the Buyer(s) provides the Company with an opinion of counsel, in form, scope and substance customary for opinions of counsel in comparable transactions to the effect that registration of a resale by the Buyer(s) of any of the Conversion Shares is not required under the 1933 Act, the Company shall within two (2) business days instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyer(s) shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.


	6. 	CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

     The obligation of the Company hereunder to issue and sell the Convertible Debentures to the Buyer(s) at the Closing is subject to the satisfaction, at or before the First Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:


		(a)  	Each  Buyer  shall  have  executed  this  Agreement,  the
Security   Agreement,  the  Escrow  Agreement  and  the  Investor
Registration Rights Agreement and the Irrevocable Transfer  Agent
Instructions and delivered the same to the Company.

		(b)   	The   Buyer(s)  shall  have  delivered  to  the   Escrow
Agent the Purchase Price for Convertible Debentures in respective amounts as set forth next to each Buyer as outlined on Schedule I attached hereto and the Escrow Agent shall have delivered the net proceeds to the Company by wire transfer of immediately available
U.S. funds pursuant to the wire instructions provided by the Company.

		(c)   	The  representations  and  warranties  of  the  Buyer(s)
shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time
(except for representations and warranties that speak as of a specific date), and the Buyer(s) shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer(s) at or prior to the Closing Date.

		(d)  	The  Company  shall  have  filed  a  form  UCC  -1   with
regard to the Pledged Property and Pledged Collateral as detailed in the Security Agreement dated the date hereof and provided proof of such filing to the Buyer(s).

	7. 	CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

     The obligation of the Buyer(s) hereunder to purchase the Convertible Debentures at the Closing is subject to the satisfaction, at or before the First Closing Date, of each of the following conditions, provided that these conditions are for the Buyer's sole benefit and may be waived by the Buyer(s) at any time in its sole discretion:


		(a)   	The   Company  shall  have  executed   this   Agreement,
the  Security  Agreement, the Convertible Debenture,  the  Escrow
Agreement, the Irrevocable Transfer Instructions and the Investor
Registration Rights Agreement, and delivered the same to the Buyer(s).

		(b)   	The  representations  and  warranties  of  the   Company
shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified  as to materiality in Section 3 above, in  which  case, such  representations and warranties shall be  true  and  correct without further qualification) as of the date when made and as of the  First  Closing Date as though made at that time (except  for representations and warranties that speak as of a specific  date)
and  the Company shall have performed, satisfied and complied  in
all   material  respects  with  the  covenants,  agreements   and
conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the First Closing
Date. If requested by the Buyer, the Buyer shall have received a certificate, executed by the President of the Company, dated as of the First Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer including, without limitation an update as of the First Closing
Date regarding the representation contained in Section 3(c) above.

		(c)   	The  Company  shall  have  executed  and  delivered   to
the Buyer(s) the Convertible Debentures in the respective amounts set forth opposite each Buyer(s) name on Schedule I attached hereto.

		(d)   	The   Buyer(s)  shall  have  received  an   opinion   of
counsel in a form satisfactory to the Buyer(s).

		(e)  	The  Company  shall  have  provided  to  the  Buyer(s)  a
certificate of good standing from the Secretary of State of Delaware.

		(f)   	As  of  the  First  Closing  Date,  the  Company   shall
have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Convertible Debentures, shares of Common Stock to effect the conversion of all of the Conversion Shares then outstanding.

		(g)   	The   Irrevocable   Transfer  Agent   Instructions,   in
form and substance satisfactory to the Buyer, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

		(h)  	The  Company  shall  have provided  to  the  Investor  an
acknowledgement, to the satisfaction of the Investor, from Haefele Flanagan, the Company's independent certified public accountants, as to its ability to provide all consents required in order to file a registration statement in connection with this transaction.

		(i)   	Early   Repayment  or  Redemption  of   the   Debenture.
The Company and 231 Norman Avenue LLC (the "Norman LLC") have reached a written agreement that Norman LLC shall not prepay or redeem the Debenture without prior written consent of the Buyer.
Both the Company and Norman LLC shall make any required change in the Debenture agreement to reflect this restriction on Norman
LLC. This agreement is attached hereto as Exhibit C.

		(j)   	Exercise  of  the  Option.   The  Company   and   Norman
LLC  represent and warrant that they will exercise the Option  no later  than  June  15,  2005. The Buyer  shall  not  unreasonably
withhold  its  waiver  of  this  provision  if  it  triggers   an
acceleration  or  event  of  default  under  the  terms  of   the
construction mortgage of the Building. This waiver shall be presented to the Company no later than three (3) business days after obtaining such construction mortgage. In no event shall such waiver be effective once the construction of the Building has been completed.

		(k)   	Anti  Dilution.  The  Company  represents  and  warrants
that it shall not grant to any party other than a bona fide purchaser for value the first option to participate in any equity and/or capital raise that 231 Norman Avenue Property Development
LLC will conduct for the purposes of reconstruction and/or renovation of the Building.

		(l)  	The  Company  shall  have  filed  a  form  UCC  -1   with
regard to the Pledged Property and Pledged Collateral as detailed in the Security Agreement and provided proof of such filing to the Buyer(s).

		(m)   	Apros   &   Chay  MB  Ltd.,  shall   have   pledged   as
collateral  48,500,000 shares of Technoprises Ltd.   Such  pledge
will   terminate  upon  the  effectiveness  of  the  Registration
Statement   covering  the  registration  of  the   Common   Stock
underlying this agreement.

		(n)   	With   respect  to  the  Second  Closing,  the   Company
shall  have  filled a Registration Statement on  the  appropriate form  with  the  SEC  pursuant  to  the  Investor's  Registration
Agreement   of   even  date  herewith,  which  such  Registration
Statement shall comply with the rules and regulations promulgated by the SEC and include audited and interim financial statements for the appropriate periods.

	8. 	INDEMNIFICATION.

		(a)   In   consideration   of   the   Buyer's   execution   and
delivery   of   this  Agreement  and  acquiring  the  Convertible
Debentures  and the Conversion Shares hereunder, and in  addition to  all  of the Company's other obligations under this Agreement, the  Company  shall defend, protect, indemnify and hold  harmless the  Buyer(s) and each other holder of the Convertible Debentures and  the Conversion Shares, and all of their officers, directors,
employees  and  agents  (including,  without  limitation,   those
retained in connection with the transactions contemplated by this
Agreement)  (collectively,  the  "Buyer  Indemnitees")  from  and against  any  and all actions, causes of action,  suits,  claims, losses,  costs,  penalties, fees, liabilities  and  damages,  and expenses  in  connection therewith (irrespective of  whether  any such  Buyer  Indemnitee  is  a party  to  the  action  for  which indemnification  hereunder is sought), and  including  reasonable
attorneys'    fees    and   disbursements    (the    "Indemnified
Liabilities"), incurred by the Buyer Indemnitees or any  of  them as  a  result  of,  or  arising out of, or relating  to  (a)  any misrepresentation  or  breach of any representation  or  warranty made by the Company in this Agreement, the Convertible Debentures or  the  Investor  Registration Rights  Agreement  or  any  other
certificate,  instrument  or  document  contemplated  hereby   or
thereby,  (b) any breach of any covenant, agreement or obligation of  the  Company  contained in this Agreement,  or  the  Investor
Registration   Rights   Agreement  or  any   other   certificate,
instrument or document contemplated hereby or thereby, or (c) any cause  of  action,  suit or claim brought or  made  against  such
Indemnitee  and  arising out of or resulting from the  execution, delivery,  performance or enforcement of this  Agreement  or  any other  instrument, document or agreement executed pursuant hereto by  any  of the Indemnities, any transaction financed  or  to  be financed  in whole or in part, directly or indirectly,  with  the proceeds  of  the issuance of the Convertible Debentures  or  the
status of the Buyer or holder of the Convertible Debentures   the
Conversion Shares,  as a Buyer of Convertible Debentures  in  the
Company.   To  the extent that the foregoing undertaking  by  the
Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

		(b)   In   consideration   of  the  Company's   execution   and
delivery of this Agreement, and in addition to all of the Buyer's other  obligations under this Agreement, the Buyer shall  defend, protect, indemnify and hold harmless the Company and all  of  its officers,  directors,  employees and agents  (including,  without limitation,  those retained in connection with  the  transactions contemplated  by  this  Agreement)  (collectively,  the  "Company
Indemnitees")   from   and  against  any  and   all   Indemnified
Liabilities  incurred by the Indemnitees or  any  of  them  as  a
result   of,  or  arising  out  of,  or  relating  to   (a)   any
misrepresentation  or  breach of any representation  or  warranty made  by the Buyer(s) in this Agreement, , instrument or document contemplated  hereby or thereby executed by the  Buyer,  (b)  any breach  of any covenant, agreement or obligation of the  Buyer(s)
contained  in  this Agreement,  the Investor Registration  Rights
Agreement  or  any  other  certificate,  instrument  or  document contemplated hereby or thereby executed by the Buyer, or (c)  any cause  of  action,  suit or claim brought or  made  against  such
Company Indemnitee based on material misrepresentations or due to a  material  breach  and  arising out of or  resulting  from  the
execution,   delivery,  performance  or   enforcement   of   this
Agreement, the Investor Registration Rights Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Company Indemnities. To the extent that the foregoing undertaking by each Buyer may be unenforceable for any reason, each Buyer shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

	9. 	GOVERNING LAW: MISCELLANEOUS.

		(a)  Governing  Law.   This  Agreement  shall  be  governed  by
and  interpreted in accordance with the laws of the State of  New
Jersey without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard exclusively in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New
Jersey,  sitting in Hudson County and the United States  District
Court  for  the  District of New Jersey sitting  in  Newark,  New
Jersey for the adjudication of any civil action asserted pursuant to this Paragraph.

		(b)   Counterparts.   This  Agreement  may   be   executed   in
two  or  more  identical  counterparts, all  of  which  shall  be considered one and the same agreement and shall become  effective when counterparts have been signed by each party and delivered to the other party.  In the event any signature page is delivered by facsimile  transmission, the party using such means  of  delivery shall cause four (4) additional original executed signature pages to  be  physically delivered to the other party within  five  (5)
days of the execution and delivery hereof.

		(c)   Headings.   The  headings  of  this  Agreement  are   for
convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

		(d)   Severability.   If  any  provision  of   this   Agreement
shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

		(e)    Entire    Agreement,   Amendments.     This    Agreement
supersedes all other prior oral or written agreements between the Buyer(s), the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

		(f)   	Notices.   Any  notices,  consents,  waivers,  or  other
communications required or permitted to be given under the  terms of  this Agreement must be in writing and will be deemed to  have been  delivered (i) upon receipt, when delivered personally; (ii)
upon confirmation of receipt, when sent by facsimile; (iii) three
(3)  days after being sent by U.S. certified mail, return receipt requested,  or (iv) one (1) day after deposit with  a  nationally recognized  overnight  delivery service, in  each  case  properly addressed  to  the party to receive the same.  The addresses  and facsimile numbers for such communications shall be:
If to the Company, to:   DCI USA, Inc.
                         231 Norman Avenue
                         Brooklyn, NY 11222
                         Attention: David Yerushalmi
                         Telephone: (718) 383-5255
                         Facsimile: (801) 760-3901

With a copy to:          David Lubin & Associates
                         92 Washington Avenue
                         Cedarhurst, NY 11516
                         Attention: David Lubin, Esq.

                         Telephone: (516) 569-9629
                         Facsimile: (516) 569-5053

If   to   the  Transfer
Agent, to:


                         Telephone:
                         Facsimile:


     If  to the Buyer(s), to its address and facsimile number  on
Schedule  I, with copies to the Buyer's counsel as set  forth  on
Schedule I. Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.


		(g)   Successors   and  Assigns.   This  Agreement   shall   be
binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto.

		(h)   No   Third  Party  Beneficiaries.   This   Agreement   is
intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

		(i)    Survival.    Unless   this   Agreement   is   terminated
under  Section  9(l), the representations and warranties  of  the
Company  and  the Buyer(s) contained in Sections  2  and  3,  the agreements  and covenants set forth in Sections 4, 5 and  9,  and the  indemnification  provisions set forth in  Section  8,  shall survive  the Closing for a period of two (2) years following  the date  on which the Convertible Debentures are converted in  full.
The   Buyer(s)   shall   be  responsible   only   for   its   own
representations, warranties, agreements and covenants hereunder.

		(j)  Publicity.   The  Company  and  the  Buyer(s)  shall  have
the  right to approve, before issuance any press release  or  any
other   public   statement  with  respect  to  the   transactions
contemplated hereby made by any party; provided, however, that the Company shall be entitled, without the prior approval of the Buyer(s), to issue any press release or other public disclosure with respect to such transactions required under applicable securities or other laws or regulations (the Company shall use its best efforts to consult the Buyer(s) in connection with any such press release or other public disclosure prior to its release and Buyer(s) shall be provided with a copy thereof upon release thereof).

		(k)   Further   Assurances.    Each   party   shall   do    and
perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

		(l)   Termination.   In  the  event  that  the  Closing   shall
not  have  occurred with respect to the Buyers on or before  five
(5) business days from the date hereof due to the Company's or the Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the non-breaching party's failure to waive such unsatisfied condition(s)), the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

		(m)  No  Strict  Construction.   The  language  used  in   this
Agreement will be deemed to be the language chosen by the parties
to   express  their  mutual  intent,  and  no  rules  of   strict
construction will be applied against any party.

            [REMAINDER PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.


                                 COMPANY:
                                 DCI USA, INC.

                                 By:	/s/ David Yerushalmi
                                 Name	David Yerushalmi
                                 Title:	Chairman


                                 THE BUYER'S(S') SIGNATURES ARE
                                 CONTAINED ON SCHEDULE I HERETO




                           SCHEDULE I


                       SCHEDULE OF BUYERS

Name              Signature           Address/Facsimile    Amount of
                                      Number of Buyer      Subscript
                                                              ion

Cornell Capital   By:	Yorkville       101 Hudson Street -  $500,000
Partners, LP      Advisors, LLC       Suite 3700
                  Its:	General        Jersey City, NJ
                  Partner             07303
                                      Facsimile:
                                      (201) 985-8266

                  By:  /s/ Mark A.    With a copy to:
                  Angelo
                  Name:	Mark A.       Cornell Capital
                  Angelo              Partners, LP
                  Its:	Portfolio      101 Hudson Street,
                  Manager             Suite 3700
                                      Jersey City, NJ
                                      07303
                                      Attention:	Troy
                                      J. Rillo, Esq.
                                      Facsimile:
                                      (201) 985-8266